UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2011 (April 19, 2011)

PREMIER POWER RENEWABLE ENERGY, INC.
(Exact name of registrant as specified in Charter)

Delaware	333-140637	13-4343369
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4961 Windplay Drive, Suite 100
El Dorado Hills, CA 95762
(Address of Principal Executive Offices)

(916) 939-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On April 19, 2011, Premier Power Renewable Energy, Inc. (the “Registrant”), Rupinvest Sarl, a corporation duly organized and existing under the laws of Luxembourg (“Rupinvest”), Esdras Ltd., a corporation duly organized and existing under the laws of Cyprus (“Esdras”), and Capita Trust Company Limited, a private limited company incorporated in England and Wales and acting as escrow agent (the “Escrow Agent”) entered into an Amendment (the “Amendment”) to amend certain terms of the Escrow Agreement entered into by the parties on July 9, 2009 and subsequently amended on July 22, 2009, July 30, 2009, and April 24, 2010 (“Escrow Agreement”).  The original Escrow Agreement was described and attached as an exhibit to our Current Report on Form 8-K, which was filed with the Securities and Exchange Commission (“SEC”) on July 15, 2009, and the description of the Escrow Agreement is incorporated herein by reference.  The first amendment to the Escrow Agreement was described and attached as an exhibit to our Current Report on Form 8-K, which was filed with the SEC on July 23, 2009, and the description of the first amendment is incorporated herein by reference.  The second amendment to the Escrow Agreement was described and attached as an exhibit to our Current Report on Form 8-K, which was filed with the SEC on August 5, 2009, and the description of the second amendment is incorporated herein by reference.  The third amendment to the Escrow Agreement was described and attached as an exhibit to the Registrant’s Current Report on Form 8-K, which was filed with the SEC on April 27, 2010, and the description of the third amendment is incorporated herein by reference.

The Amendment changed the terms of delivery of 3,000,000 shares that were held in escrow by the Escrow Agent, which shares were issuable to Esdras as partial consideration for our purchase of 100% of the equity interests in Rupinvest from Esdras.  The new terms are that we will issue a total of 2,547,126 shares of our common stock to Esdras no later than May 15, 2011, and the remaining balance of 452,874 shares will be cancelled.

Esdras and the Escrow Agent also waived their respective right to assert any claim of breach or action for specific performance in connection with the obligations under Section 2.3.1 and Section 4.2 of the Escrow Agreement, and any right to losses, liabilities, claims, contingencies, damages, costs, and expenses that either party may suffer or incur in connection with any breach of such obligations.

A copy of the Amendment is filed with this report as Exhibit 10.1 and is incorporated by reference herein.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01(d)  Exhibits

No.	Description

10.1	Amendment between the Registrant, Rupinvest Sarl, Esdras Ltd., and Capita Trust Company Limited, dated April 19, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER POWER RENEWABLE ENERGY, INC. (Registrant)

Date: April 21, 2011	By:	/s/ Frank J. Sansone
Frank J. Sansone Chief Financial Officer